Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): July 18, 2005




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         6201 Bristol Parkway
                    Culver City, California 90230
                 (213) 627-8878 Fax: (310) 215-0404



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)


















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SECTION  1.   Registrant's Business and Operations              Not  Applicable

SECTION  2.   Financial  Information                            Not  Applicable

SECTION  3.   Securities and Trading Markets                    Not  Applicable

SECTION  4.   Matters Relating to Accountants and Financial Statements

SECTION  5.  Corporate governance and Management                Not  Applicable

SECTION  6.  Reserved                                           Not  Applicable

SECTION  7.  Regulation FD                                      Not  Applicable

On July 18, the registrant issued a press release announcing that the Common Stock of CGI Communications Services, Inc., is now trading under The symbol "CGIC"

SECTION  8:  Other Events

SECTION  9:  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits
c.    Exhibits

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -  A copy of the press release of July 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date:  July 18, 2005              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)






















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                                    EXHIBIT 99.1


     FOR  IMMEDIATE  RELEASE:  Monday  July  18,  2005

CGI COMMUNICATIONS SERVICES COMMON STOCK  IS NOW TRADING UNDER THE SYMBOL "CGIC"

                "Inks  a  memorandum  of  understanding  with  ITeMAX"

LOS ANGELES, CALIF.- Meridian Holdings, Inc. (OTC Bulletin Board: MRDH), announced today that its' subsidiary CGI Communications Services, Inc., (CGI) Common Stock is now trading Over The Counter (OTC) under the symbol "CGIC".

Also, CGI Communications Services, Inc., an applications services provider specializing in Telemedicine and Telehealth services to the healthcare community, has entered into a memorandum of understanding (MOU) with ITeMAX, a technology Company based in Riverside California , that specialized in providing ITenabled services to the global marketplace

Under the terms of the MOU, the two companies have mutually decided to explore and develop the following business opportunities:
1 Preferred IT Services Partnership: Under this term, ITeMAX will identify IT service and implementation opportunities within its target marketplace and will team up with CGI to develop the necessary solution and provide the associated service
2 IT Services Business Venture: Under this concept the two companies will jointly develop an IT services business infrastructure to serve target customers world-wide. They will set up a joint venture company with mutually acceptable operating terms and conditions to execute this business
3 Co-operative Marketing: The two companies will develop a co-operative marketing program. Under this arrangement, each party agrees to list the other as a strategic partner in their advertising, promotional, product description and corporate and sales literature

"We are very delighted to have the opportunity to work with ITeMAX, and looking forward to a win-win business relationship " said Dike.

"After many years of research and development in telehealthcare sector, ITeMAX is teaming up with leading and potential technology corporations for a low-cost turn-key e-Healthcare solution for developing countries. We are very proud to be working with CGI Communications Services, Inc., whose Telemedicine and Telehealth solutions, have greater economy through the use of low cost technology, robust and innovative software, and portability of equipment with an average turn-key end-user e-healthcare system at a cost of less than $10,000, which is a prime objective of ITeMAX. We project that the combined e-healthcare system of CGI Communications Services, Inc. and ITeMAX will be more cost-effective than many of the existing systems that are currently available, and will fit the budget of developing countries, whose need for such a solution is significant, yet limited in respective market for prohibitive cost" said Jyoti Chatterjee, President and CEO of ITeMAX

About  ITMAX
ITeMAX was founded by The KPC Group as the company's flagship technology services company with the objective of providing specialized ITenabled services to the global marketplace. Based in Riverside California, ITeMax also has its development team at KPC Knowledge City- a unique knowledge-services infrastructure developed by the KPC Group in Kolkata, India.

About  Meridian  Holdings,  Inc.
Meridian Holdings, Inc. is an acquisition-oriented business enterprise focused on building, operating and managing a portfolio of business-to-business companies. Meridian seeks to acquire majority or controlling interests in companies engaged in e-commerce, e-communication, and e-business services, which will allow the holding company to actively participate in management, operations
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and  finances.  Meridian's  network  of  affiliated  companies  is  designed  to encourage  maximum  leverage  of information technology, operational excellence,

industry expertise and synergistic business opportunity. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. Learn more about the company and its subsidiaries, including CGI Communications Services, Inc. by visiting Meridian's web site at www.meho.com.
                                                          ------------
About  CGI  Communications  Services,  Inc.
CGI Communications (OTC:CGIC) provides comprehensive telemedicine and telecare solutions.Supplying Medical Products, Telecommunications services and InterCare DX. Inc.'s (OTCBB:ICCO) ICE software. For more information, about our products and services, please visit our website at www.cgics.com.
                                                ------------
NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company's filings with the Securities and Exchange Commission.
                                      # # #

CONTACT:     Anthony  C.  Dike,  Chairman/CEO
             213-627-8878
             www.meho.com





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